UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

  Date of Report (Date of earliest event reported): September 30, 2005
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                                                    (September 21, 2005)
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                                 GAMESTOP CORP.
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

      1-31228                                            75-2951347
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(Commission File Number)                     (IRS Employer Identification No.)

   625 Westport Parkway, Grapevine, Texas                         76051
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  (Address of Principal Executive Offices)                      (Zip Code)

                                 (817) 424-2000
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               Registrant's Telephone Number, Including Area Code


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         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement.

     On September 28, 2005, GSC Holdings Corp. ("GSC") and GameStop, Inc. (together with GSC, the "Issuers"), both wholly-owned subsidiaries of GameStop Corp. ("GameStop"), completed the offering of U.S. $300,000,000 aggregate principal amount of Senior Floating Rate Notes due 2011 (the "Senior Floating Rate Notes") and U.S. $650,000,000 aggregate principal amount of Senior Notes due 2012 (the "Senior Notes" and, together with the Senior Floating Rate Notes, the "Notes"). The offering of the Notes was conducted in a private transaction under Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and in transactions outside the United States in reliance upon Regulation S under the Securities Act. The Notes have not been registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

         The Notes were sold pursuant to a purchase agreement, dated September 21, 2005, by and among the Issuers, the subsidiary guarantors listed on Schedule I-A thereto, and Citigroup Global Markets Inc., for themselves and as representatives of the several initial purchasers listed on Schedule II thereto. A copy of the Purchase Agreement was filed as Exhibit 1.1 to GameStop's Current Report on Form 8-K, dated September 27, 2005.

         The Notes were issued under an indenture (the "Indenture"), dated September 28, 2005, by and among the Issuers, the subsidiary guarantors party thereto, and Citibank, N.A., as trustee (the "Trustee"). The Senior Floating Rate Notes were priced at 100%, bear interest at LIBOR plus 3.875% and mature on October 1, 2011. The initial rate of interest on the Senior Floating Rate Notes is 7.845%. The Senior Notes were priced at 98.688%, bear interest at 8.0% and mature on October 1, 2012. The Issuers will pay interest on the Senior Floating Rate Notes quarterly, in arrears, every January 1, April 1, July 1 and October 1, commencing on January 1, 2006, to holders of record on the immediately preceding December 15, March 15, June 15 and September 15, and at maturity. The Issuers will pay interest on the Senior Notes semi-annually, in arrears, every April 1 and October 1, commencing on April 1, 2006, to holders of record on the immediately preceding March 15 and September 15, and at maturity.

         The net proceeds of the offering will be used to pay the cash portion of the merger consideration to be paid to the stockholders of Electronics Boutique Holdings Corp. ("Electronics Boutique") in connection with GameStop's pending business combination with Electronics Boutique, which transaction is subject to approval by both GameStop's and Electronics Boutique's stockholders. Meetings of Gamestop's and Electronics Boutique's stockholders to approve the business combination are scheduled for October 6, 2005.

Escrow Agreement

         In connection with the issuance of the Notes, the Issuers entered into an escrow agreement, dated September 28, 2005, with Citibank, N.A., as Trustee and as escrow agent (the "Escrow Agreement"). Pursuant to the Escrow Agreement, the gross proceeds of the offering were placed into escrow, to be released to the Issuers, less applicable discounts, in connection with the closing of the business combination. In the event the business combination does not close by October 31, 2005, the Notes will be redeemed. A copy of the Escrow Agreement is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference herein. The foregoing description of the Escrow Agreement is qualified in its entirety by reference to Exhibit 4.1.

Indenture

         At any time on or prior to October 1, 2007, the Issuers may on any one or more occasions redeem up to 100% of the aggregate principal amount of Senior Floating Rate Notes issued under the Indenture at a redemption price equal to 104% of the principal amount thereof plus accrued and unpaid interest, if any, to the redemption date, with the net cash proceeds of one or more equity offerings; provided that (1) to the extent that less than 100% of the aggregate principal amount of Senior Floating Rate Notes is redeemed, at least 65% of the aggregate principal amount of Senior Floating Rate Notes originally issued under the Indenture (excluding Senior Floating Rate Notes held by the Issuers and their subsidiaries) shall remain outstanding immediately after the occurrence of such redemption, and (2) the redemption occurs within 120 days of the date of the closing of such equity offering.

         On or after October 1, 2007, the Issuers may redeem all or a part of the Senior Floating Rate Notes upon not less than 30 nor more than 60 days' notice, at the redemption prices (expressed as percentages of principal amount) set forth below plus accrued and unpaid interest, if any, on the Senior Floating Rate Notes redeemed, to the applicable redemption date, if redeemed during the twelve month period beginning on October 1 of the years indicated below, subject to the rights of holders of Senior Floating Rate Notes on the relevant record date to receive interest on the relevant interest payment date:

Year                                                     Percentage
----                                                     ----------

2007.......................................................102.000%
2008.......................................................101.000%
2009 and thereafter........................................100.000%

         Unless the Issuers default in the payment of the redemption price, interest will cease to accrue on the Senior Floating Rate Notes or portions thereof called for redemption on the applicable redemption date.

         At any time on or prior to October 1, 2008, the Issuers may on any one or more occasions redeem up to 35% of the aggregate principal amount of Senior Notes issued under the Indenture at a redemption price of 108% of the principal amount, plus accrued and unpaid interest, if any, to the redemption date, with the net cash proceeds of one or more equity offerings; provided that (1) at least 65% of the aggregate principal amount of Senior Notes originally issued under the Indenture (excluding Senior Notes held by the Issuers and their subsidiaries) remains outstanding immediately after the occurrence of such redemption, and (2) the redemption occurs within 120 days of the date of the closing of such equity offering.

         On or after October 1, 2009, the Issuers may redeem all or a part of the Senior Notes upon not less than 30 nor more than 60 days' notice, at the redemption prices (expressed as percentages of principal amount) set forth below plus accrued and unpaid interest, if any, on the Senior Notes redeemed, to the applicable redemption date, if redeemed during the twelve-month period beginning on October 1 of the years indicated below, subject to the rights of holders of Senior Notes on the relevant record date to receive interest on the relevant interest payment date:

Year                                                     Percentage
----                                                     ----------

2009.......................................................104.000%
2010.......................................................102.000%
2011 and thereafter........................................100.000%

         Unless the Issuers default in the payment of the redemption price, interest will cease to accrue on the Senior Notes or portions thereof called for redemption on the applicable redemption date.

         At any time on or prior to October 1, 2007, with respect to the Senior Floating Rate Notes, or October 1, 2009, with respect to the Senior Notes, the Senior Floating Rate Notes or the Senior Notes, as the case may be, may be redeemed, in whole or in part at the option of the Issuers, upon not less than 30 nor more than 60 days' prior notice mailed by first-class mail to each holder's registered address, at a redemption price equal to 100% of the principal amount of such Notes to be redeemed plus the Applicable Premium (as defined in the Indenture) then in effect, plus accrued and unpaid interest, if any, to the date of the redemption (the "Make-Whole Redemption Date"), except that installments of interest which are due and payable on dates falling on or prior to the applicable redemption date will be payable to the persons who were the holders of record at the close of business on the relevant record dates.

         Unless the Issuers default in the payment of the redemption price, interest will cease to accrue on the Senior Floating Rate Notes or the Senior Notes, as the case may be, or portions thereof called for redemption on the applicable Make-Whole Redemption Date.

         The Issuers may acquire Senior Floating Rate Notes and Senior Notes by means other than redemption, whether by tender offer, open market purchases, negotiated transactions or otherwise, in accordance with applicable securities laws, so long as such acquisitions do not otherwise violate the terms of the Indenture.

         Upon a Change of Control (as defined in the Indenture), the Issuers are required to offer to purchase all of the Notes then outstanding at 101% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of purchase.

         The Indenture contains affirmative, negative and financial covenants customary for such financings, including, among other things, limitations on (1) the incurrence of additional debt, (2) restricted payments, (3) liens, (4) sale and leaseback transactions and (5) asset sales. Events of default provided for in the Indenture include, among other things, failure to pay interest or principal on the Notes, other breaches of covenants in the Indenture, and certain events of bankruptcy and insolvency. A copy of the Indenture is attached as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated by reference herein. The foregoing description of the Indenture is qualified in its entirety by reference to Exhibit 4.2.

Registration Rights Agreement

     In connection with the closing of the offering, the Issuers also entered into a registration rights agreement, dated September 28, 2005, by and among the Issuers, the subsidiary guarantors listed on Schedule I-A thereto, and Citigroup Global Markets Inc., for themselves and as representatives of the several initial purchasers listed on Schedule II thereto (the "Registration Rights Agreement"). The Registration Rights Agreement requires the Issuers to, among other things, (1) file a registration statement with the Securities and Exchange Commission (the "SEC") to be used in connection with the exchange of the Notes for publicly registered notes with substantially identical terms, (2) use their reasonable best efforts to cause the registration statement to be declared effective within 210 days from the date the Notes were issued, and (3) use their commercially reasonable efforts to consummate the exchange offer with respect to the Notes within 270 days from the date the Notes were issued. In addition, under certain circumstances, including (among other things) the exchange offer not being consummated within 270 days from the date the Notes were issued, the Issuers may be required to file a shelf registration statement. A copy of the Registration Rights Agreement is attached as Exhibit 4.3 to this Current Report on Form 8-K and is incorporated by reference herein. The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to Exhibit 4.3.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

         The information provided above in response to Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 8.01.   Other Events.

         On September 30, 2005, GameStop announced that the Issuers had completed the offering of the Notes. A copy of the press release announcing the completion of the transaction is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein. The press release is being furnished to the SEC and shall not be deemed to be "filed" for any purpose.

Item 9.01    Financial Statements and Exhibits.

(d)      Exhibits

   4.1 Escrow Agreement, dated September 28, 2005, by and among GSC Holdings Corp., GameStop, Inc., and Citibank N.A., as trustee and as escrow agent.

   4.2 Indenture, dated September 28, 2005, by and among GSC Holdings Corp., GameStop, Inc., the subsidiary guarantors party thereto, and Citibank N.A., as trustee.

   4.3 Registration Rights Agreement, dated September 28, 2005, by and among GSC Holdings Corp., GameStop, Inc., the subsidiary guarantors listed on Schedule I-A thereto, and Citigroup Global Markets Inc., for themselves and as representatives of the several initial purchasers listed on Schedule II thereto.

   99.1   Press Release issued by GameStop Corp., dated September 30, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  GAMESTOP CORP.
                                  --------------
                                  (Registrant)

Date:  September 30, 2005          By: /s/ David W. Carlson
                                      -----------------------------------
                                      Name:  David W. Carlson
                                      Title: Executive Vice President and
                                              Chief Financial Officer

                                 EXHIBIT INDEX
Exnibit
Number      Description
------      -----------

   4.1 Escrow Agreement, dated September 28, 2005, by and among GSC Holdings Corp., GameStop, Inc., and Citibank N.A., as trustee and as escrow agent.

   4.2 Indenture, dated September 28, 2005, by and among GSC Holdings Corp., GameStop, Inc., the subsidiary guarantors party thereto, and Citibank N.A., as trustee.

   4.3 Registration Rights Agreement, dated September 28, 2005, by and among GSC Holdings Corp., GameStop, Inc., the subsidiary guarantors listed on Schedule I-A thereto, and Citigroup Global Markets Inc., for themselves and as representatives of the several initial purchasers listed on Schedule II thereto.

   99.1   Press Release issued by GameStop Corp., dated September 30, 2005.